Exhibit 99.1

The pro forma adjustments in the following tables are based on the best information available and assumptions that management believes are factually supportable and reasonable; however, such adjustments are subject to change. In addition, such adjustments are estimates. The unaudited pro forma consolidated information is for illustrative and informational purposes only and is not intended to reflect what our consolidated results of operations would have been had the disposition occurred prior to the dates indicated and is not necessarily indicative of our future consolidated results of operations.

For each of the periods presented, the column labeled “Pro Forma” reflects the Company’s revenue and cost of revenue as if the Transaction had already occurred and the Company had been selling its T-SPOT.TB test kits at an estimated market rate. For purposes of the pro forma adjustments, revenue is based on U.S. laboratory test volumes, as opposed to shipments of T-SPOT.TB test kits. This methodology may not be indicative of the future timing of revenue.

The As Reported and Pro Forma columns include blood donor screening revenue and cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

Oxford Immunotec Global PLC

Unaudited pro forma condensed combined statement of operations

Three months ended September 30, 2018

(in thousands, except share and per share data)	As Reported (a)	Adjustments (b)	Pro Forma (c)
Revenue:
Product	$15,095	$2,924	$18,019
Service	955	—	955
Total revenue	16,050	2,924	18,974
Cost of revenue:
Product	3,864	1,366	5,230
Service	709	(171)	538
Total cost of revenue	4,573	1,195	5,768
Gross profit	11,477	1,729	13,206
Operating expenses:
Research and development	1,754	—	1,754
Sales and marketing	6,432	—	6,432
General and administrative	8,132	—	8,132
Settlement expense	212	—	212
Total operating expenses	16,530	—	16,530
Operating loss from continuing operations	(5,053)	1,729	(3,324)
Other income (expense):
Interest expense, net	(673)	—	(673)
Foreign exchange losses	(52)	—	(52)
Other income	5	—	5
Loss from continuing operations before income taxes	(5,773)	1,729	(4,044)
Income tax expense from continuing operations	(485)	—	(485)
Loss from continuing operations	(6,258)	1,729	(4,529)
Discontinued operations:
Income from discontinued operations before income taxes	2,774	(2,774)	—
Income tax expense	—	—	—
Income from discontinued operations	2,774	(2,774)	—
Net loss	$(3,484)	$(1,045)	$(4,529)
Net loss from continuing operations per ordinary share—basic and diluted	$(0.24)	$0.07	$(0.17)
Net income from discontinued operations per ordinary share—basic and diluted	$0.11	$(0.11)	$—
Net loss per ordinary share—basic and diluted	$(0.13)	$(0.04)	$(0.17)
Weighted-average shares used to compute net loss per ordinary share—basic and diluted	26,033,550	26,033,550	26,033,550

(a)

Amounts are as originally reported in Form 10-Q and reflect results of operations of the business sold to Quest as having been disposed of in accordance with Accounting Standards Codification, or ASC, 360, Property, Plant, and Equipment, in discontinued operations, as required by ASC 205, Presentation of Financial Statements. Amounts include blood donor screening revenue of about $100,000 and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

(b)

Amounts reflect adjustments to the Company’s As Reported results of operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period. Additionally, the results of discontinued operations are eliminated.

(c)

Amounts reflect the pro forma results of continuing operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period. Amounts include blood donor screening revenue of about $100,000 and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

 Oxford Immunotec Global PLC

Unaudited pro forma condensed combined statement of operations

Three months ended June 30, 2018

(in thousands, except share and per share data)	As Reported (a)	Adjustments (b)	Pro Forma (c)
Revenue:
Product	$11,721	$4,387	$16,108
Service	17,597	(15,934)	1,663
Total revenue	29,318	(11,547)	17,771
Cost of revenue:
Product	3,477	1,301	4,778
Service	9,229	(8,167)	1,062
Total cost of revenue	12,706	(6,866)	5,840
Gross profit	16,612	(4,681)	11,931
Operating expenses:
Research and development	3,385	(1,534)	1,851
Sales and marketing	9,308	(2,235)	7,073
General and administrative	7,116	(1,458)	5,658
Settlement expense	1,560	—	1,560
Total operating expenses	21,369	(5,227)	16,142
Loss from operations	(4,757)	546	(4,211)
Other expense:
Interest expense, net	(733)	—	(733)
Foreign exchange losses	(151)	—	(151)
Other expense	(196)	—	(196)
Loss before income taxes	(5,837)	546	(5,291)
Income tax expense	(634)	—	(634)
Net loss	$(6,471)	$546	$(5,925)
Net loss per ordinary share—basic and diluted	$(0.25)	$0.02	$(0.23)
Weighted-average shares used to compute net loss per ordinary share—basic and diluted	25,845,124	25,845,124	25,845,124

(a)

Amounts are as originally reported in Form 10-Q. Amounts include blood donor screening revenue of about $800,000 and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

(b)

Amounts reflect adjustments to the Company’s As Reported results of operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period.

(c)

Amounts reflect the pro forma results of continuing operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period. Amounts include blood donor screening revenue of about $800,000 and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

Oxford Immunotec Global PLC

Unaudited pro forma condensed combined statement of operations

Three months ended March 31, 2018

(in thousands, except share and per share data)	As Reported (a)	Adjustments (b)	Pro Forma (c)
Revenue:
Product	$7,935	$3,726	$11,661
Service	13,435	(11,885)	1,550
Total revenue	21,370	(8,159)	13,211
Cost of revenue:
Product	2,574	1,287	3,861
Service	8,016	(6,909)	1,107
Total cost of revenue	10,590	(5,622)	4,968
Gross profit	10,780	(2,537)	8,243
Operating expenses:
Research and development	3,744	(1,378)	2,366
Sales and marketing	9,405	(2,254)	7,151
General and administrative	6,928	(1,368)	5,560
Settlement expense	207	—	207
Total operating expenses	20,284	(5,000)	15,284
Loss from operations	(9,504)	2,463	(7,041)
Other expense:
Interest expense, net	(604)	—	(604)
Foreign exchange losses	(103)	—	(103)
Other expense	(52)	—	(52)
Loss before income taxes	(10,263)	2,463	(7,800)
Income tax expense	(63)	—	(63)
Net loss	$(10,326)	$2,463	$(7,863)
Net loss per ordinary share—basic and diluted	$(0.40)	$0.10	$(0.31)
Weighted-average shares used to compute net loss per ordinary share—basic and diluted	25,718,910	25,718,910	25,718,910

(a)

Amounts are as originally reported in Form 10-Q. Amounts include blood donor screening revenue of about $800,000 and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

(b)

Amounts reflect adjustments to the Company’s As Reported results of operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period.

(c)

Amounts reflect the pro forma results of continuing operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period. Amounts include blood donor screening revenue of about $800,000 and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

Oxford Immunotec Global PLC

Unaudited pro forma condensed combined statement of operations

Year ended December 31, 2017

(in thousands, except share and per share data)	As Reported (a)	Adjustments (b)	Pro Forma (c)
Revenue:
Product	$40,522	$14,875	$55,397
Service	62,558	(56,724)	5,834
Total revenue	103,080	(41,849)	61,231
Cost of revenue:
Product	13,794	5,134	18,928
Service	32,937	(28,331)	4,606
Total cost of revenue	46,731	(23,197)	23,534
Gross profit	56,349	(18,652)	37,697
Operating expenses:
Research and development	16,701	(5,866)	10,835
Sales and marketing	38,016	(8,963)	29,053
General and administrative	30,366	(4,916)	25,450
Change in fair value of contingent purchase price consideration	(3,475)	—	(3,475)
Intangible assets impairment charges	18,300	—	18,300
Settlement expense	10,028	—	10,028
Total operating expenses	109,936	(19,745)	90,191
Loss from operations	(53,587)	1,093	(52,494)
Other income (expense):
Interest expense, net	(3,105)	—	(3,105)
Foreign exchange losses	(1,850)	—	(1,850)
Other expense	(209)	—	(209)
Litigation settlement income	27,500	—	27,500
Loss before income taxes	(31,251)	1,093	(30,158)
Income tax expense	(1,634)	—	(1,634)
Net loss	$(32,885)	$1,093	$(31,792)
Net loss per ordinary share—basic and diluted	$(1.38)	$0.05	$(1.34)
Weighted-average shares used to compute net loss per ordinary share—basic and diluted	23,757,902	23,757,902	23,757,902

(a)

Amounts are as originally reported in Form 10-K. Amounts include blood donor screening revenue of about $3.7 million and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

(b)

Amounts reflect adjustments to the Company’s As Reported results of operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period.

(c)

Amounts reflect the pro forma results of continuing operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period. Amounts include blood donor screening revenue of about $3.7 million and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

Oxford Immunotec Global PLC

Unaudited pro forma condensed combined statement of operations

Three months ended September 30, 2017

(in thousands, except share and per share data)	As Reported (a)	Adjustments (b)	Pro Forma (c)
Revenue:
Product	$12,000	$4,047	$16,047
Service	18,429	(16,836)	1,593
Total revenue	30,429	(12,789)	17,640
Cost of revenue:
Product	4,027	1,365	5,392
Service	9,141	(7,928)	1,213
Total cost of revenue	13,168	(6,563)	6,605
Gross profit	17,261	(6,226)	11,035
Operating expenses:
Research and development	4,467	(1,535)	2,932
Sales and marketing	9,493	(2,239)	7,254
General and administrative	8,141	(1,072)	7,069
Change in fair value of contingent purchase price consideration	(880)	—	(880)
Intangible assets impairment charge	11,064	—	11,064
Settlement expense	196	—	196
Total operating expenses	32,481	(4,846)	27,635
Loss from operations	(15,220)	(1,380)	(16,600)
Other expense:
Interest expense, net	(781)	—	(781)
Foreign exchange losses	(624)	—	(624)
Loss before income taxes	(16,625)	(1,380)	(18,005)
Income tax expense	(222)	—	(222)
Net loss	$(16,847)	$(1,380)	$(18,227)
Net loss per ordinary share—basic and diluted	$(0.70)	$(0.06)	$(0.76)
Weighted-average shares used to compute net loss per ordinary share—basic and diluted	24,123,574	24,123,574	24,123,574

(a)

Amounts are as originally reported in Form 10-Q. Amounts include blood donor screening revenue of about $900,000 and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

(b)

Amounts reflect adjustments to the Company’s As Reported results of operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period.

(c)

Amounts reflect the pro forma results of continuing operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period. Amounts include blood donor screening revenue of about $900,000 and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

Oxford Immunotec Global PLC

Unaudited pro forma condensed combined statement of operations

Three months ended June 30, 2017

(in thousands, except share and per share data)	As Reported (a)	Adjustments (b)	Pro Forma (c)
Revenue:
Product	$10,422	$3,784	$14,206
Service	15,698	(14,265)	1,433
Total revenue	26,120	(10,481)	15,639
Cost of revenue:
Product	4,094	1,490	5,584
Service	8,398	(7,226)	1,172
Total cost of revenue	12,492	(5,736)	6,756
Gross profit	13,628	(4,745)	8,883
Operating expenses:
Research and development	3,948	(1,389)	2,559
Sales and marketing	10,041	(2,379)	7,662
General and administrative	7,990	(1,350)	6,640
Change in fair value of contingent purchase price consideration	(238)	—	(238)
Settlement expense	9,635	—	9,635
Total operating expenses	31,376	(5,118)	26,258
Loss from operations	(17,748)	373	(17,375)
Other expense:
Interest expense, net	(807)	—	(807)
Foreign exchange losses	(547)	—	(547)
Other expense	(122)	—	(122)
Loss before income taxes	(19,224)	373	(18,851)
Income tax benefit	2,458	—	2,458
Net loss	$(16,766)	$373	$(16,393)
Net loss per ordinary share—basic and diluted	$(0.74)	$0.02	$(0.72)
Weighted-average shares used to compute net loss per ordinary share—basic and diluted	22,805,379	22,805,379	22,805,379

(a)

Amounts are as originally reported in Form 10-Q. Amounts include blood donor screening revenue of about $1.0 million and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

(b)

Amounts reflect adjustments to the Company’s As Reported results of operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period.

(c)

Amounts reflect the pro forma results of continuing operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period. Amounts include blood donor screening revenue of about $1.0 million and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

Oxford Immunotec Global PLC

Unaudited pro forma condensed combined statement of operations

Three months ended March 31, 2017

(in thousands, except share and per share data)	As Reported (a)	Adjustments (b)	Pro Forma (c)
Revenue:
Product	$8,386	$3,320	$11,706
Service	13,119	(11,724)	1,395
Total revenue	21,505	(8,404)	13,101
Cost of revenue:
Product	3,245	1,278	4,523
Service	7,252	(6,165)	1,087
Total cost of revenue	10,497	(4,887)	5,610
Gross profit	11,008	(3,517)	7,491
Operating expenses:
Research and development	3,805	(1,203)	2,602
Sales and marketing	9,640	(2,381)	7,259
General and administrative	6,876	(1,131)	5,745
Change in fair value of contingent purchase price consideration	(2,357)	—	(2,357)
Total operating expenses	17,964	(4,715)	13,249
Loss from operations	(6,956)	1,198	(5,758)
Other expense:
Interest expense, net	(823)	—	(823)
Foreign exchange losses	(106)	—	(106)
Other expense	(140)	—	(140)
Loss before income taxes	(8,025)	1,198	(6,827)
Income tax expense	(47)	—	(47)
Net loss	$(8,072)	$1,198	$(6,874)
Net loss per ordinary share—basic and diluted	$(0.36)	$0.05	$(0.31)
Weighted-average shares used to compute net loss per ordinary share—basic and diluted	22,533,531	22,533,531	22,533,531

(a)

Amounts are as originally reported in Form 10-Q. Amounts include blood donor screening revenue of about $1.0 million and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

(b)

Amounts reflect adjustments to the Company’s As Reported results of operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period.

(c)

Amounts reflect the pro forma results of continuing operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period. Amounts include blood donor screening revenue of about $1.0 million and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

Oxford Immunotec Global PLC

Unaudited pro forma condensed combined statement of operations

Year ended December 31, 2016

(in thousands, except share and per share data)	As Reported (a)	Adjustments (b)	Pro Forma (c)
Revenue:
Product	$36,430	$13,655	$50,085
Service	49,648	(45,730)	3,918
Total revenue	86,078	(32,075)	54,003
Cost of revenue:
Product	13,956	5,082	19,038
Service	25,516	(22,832)	2,684
Total cost of revenue	39,472	(17,750)	21,722
Gross profit	46,606	(14,325)	32,281
Operating expenses:
Research and development	13,881	(4,511)	9,370
Sales and marketing	34,964	(8,106)	26,858
General and administrative	23,181	(4,145)	19,036
Change in fair value of contingent purchase price consideration	(1,208)	—	(1,208)
Intangible assets impairment charges	1,765	—	1,765
Total operating expenses	72,583	(16,762)	55,821
Loss from operations	(25,977)	2,437	(23,540)
Other income (expense):		—
Interest expense, net	(864)	—	(864)
Foreign exchange gains	1,364	—	1,364
Other expense	(646)	—	(646)
Loss before income taxes	(26,123)	2,437	(23,686)
Income tax benefit	3,774	—	3,774
Net loss	$(22,349)	$2,437	$(19,912)
Net loss per ordinary share—basic and diluted	$(1.00)	$0.11	$(0.89)
Weighted-average shares used to compute net loss per ordinary share—basic and diluted	22,353,713	22,353,713	22,353,713

(a)

Amounts are as originally reported in Form 10-K. Amounts include blood donor screening revenue of about $1.5 million and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.

(b)

Amounts reflect adjustments to the Company’s As Reported results of operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period.

(c)

Amounts reflect the pro forma results of continuing operations, as if the Closing Date of the Transaction had already occurred and the long-term Supply Agreement had been in effect for the full period. Amounts include blood donor screening revenue of about $1.5 million and related cost of revenue, despite the Company’s decision to exit this business upon the closing of the Transaction.